 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON,  D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  July 19, 2017

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-7201	33‑0379007
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 AVX Boulevard
Fountain Inn, South Carolina		29644
(Address of principal executive offices)		(Zip Code)

(864) 967-2150
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the ex-tended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Sale and Purchase Agreement

Stock Acquisition. On July 19, 2017, AVX Corporation, a Delaware corporation (the “Guarantor”), and AVX Limited, a private limited company incorporated in England and Wales and a wholly-owned subsidiary of Guarantor (“AVX Limited” or “Purchaser”), entered into a Sale and Purchase Agreement (the “Purchase Agreement”) with TT Electronics PLC, a public limited company incorporated in England and Wales (“TT Electronics”).  The Purchase Agreement provides that, subject to the terms and conditions thereof, Purchaser will acquire all of the issued capital of various target companies (the “Acquisition”), which comprise the Transportation, Sensing and Control division of the TT Electronics Group, including: AB Electronic Manufacturing Mexico SA de CV, AB Elektronik Sensors (Suzhou) Co Ltd, TT Electronics Holdings GmbH, Midland Electronics Deutchland GmbH, A.B. Mikroelektronik Gesellschaft mit beschrӓnkter Haftung, TT Electronics Technology Limited, TT Electronics Sensing & Control India Private Ltd, and TT Electronics Sensing and Control SRL, as well as various subsidiaries of such entities (the “Target Companies”), which are located in the United States, United Kingdom, Mexico, China, Germany, Austria, India, Romania, and Ukraine.  Pursuant to the Purchase Agreement, the Acquisition will also include certain intra-group debt of the Target Companies.  The Target Companies develop both sensors and control solutions for automotive original equipment manufacturers and tier one suppliers, including powertrain providers for passenger cars and trucks, and develop a wide range of products for the two-wheeler market, from power controls, gear position and pedal sensors to fluid and emission sensors, with almost all of them focused on the safety and diver assistance features required by customers.

Pursuant to the Purchase Agreement, Purchaser has agreed to pay £118,800,000 (or approximately $155,500,000), subject to customary post-closing adjustments based on the actual net debt and actual working capital of the Target Companies as of the completion date as set forth in the Purchase Agreement, for all of the issued share capital of the Target Companies on a debt-free basis.  Upon completion of the Acquisition, the Target Companies will be wholly owned, direct or indirect, subsidiaries of Purchaser.  Purchaser expects the Acquisition to be completed in the fourth quarter of the 2017 calendar year.  In the event that the conditions to completing the Acquisition have not been satisfied by June 30, 2018, then either party may terminate the Purchase Agreement.

Guarantee.  Pursuant to the Purchase Agreement, AVX Corporation, as Guarantor, agrees to guarantee (i) the payment of all amounts payable by Purchaser and (ii) the performance of all of Purchaser’s obligations under the Purchase Agreement and all other documents related to the Acquisition.  Guarantor has also agreed to indemnify TT Electronics for all losses and damages sustained by it flowing from any non-payment or default by Purchaser.

Representations, Warranties and Covenants.  Each of Purchaser and TT Electronics has made customary representations, warranties and covenants in the Purchase Agreement.  The representations, warranties and covenants set forth in the Purchase Agreement (i) were made solely for purposes of the Purchase Agreement, (ii) may be subject to important exceptions, qualifications, limitations and supplemental information agreed upon by the contracting parties, (iii) are subject to materiality standards which may differ from what may be viewed as material to investors and (iv) were generally made only as of the date of the Purchase Agreement or such other date as specified in the Purchase Agreement.

Conditions to Closing. Consummation of the Acquisition is subject to various customary conditions, including (i) approval of the Acquisition by shareholders of TT Electronics; (ii) the receipt of anti-trust clearances having been obtained (or the Acquisition otherwise being deemed cleared) under German, Austrian, Hungarian and Slovakian anti-trust law (to the extent required); (iii) the absence of any law making the Acquisition illegal or otherwise prohibiting the consummation of the Acquisition, (iv) the completion of the transfer of all of the issued share capital of TT Electronics GmbH from TT Electronics Holdings GmbH to AB Electronic Products Group Limited, (v) the absence of a material adverse effect on the Target Entities, taken as a whole, and (vi) the amount of the intra-group debt of the Target Companies to be assumed as part of the Acquisition does not exceed EUR 65,000,000.

Termination Fee.  If the Acquisition is not completed, under certain circumstances (including if the approval of the Acquisition by the shareholders of TT Electronics is not obtained), TT Electronics may be required to pay a termination fee of £3.0 million (or approximately $4.0 million) to AVX Limited.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
99.1	Press Release dated July 19, 2017 regarding the Acquisition.

Forward-Looking Statements

Certain statements of other than historical fact that are contained in this document and in other written materials, press releases and oral statements issued by or on behalf of AVX Corporation, AVX Limited or TT Electronics may be considered to be “forward-looking statements” within the meaning of and subject to the protections of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not guarantees of future performance, nor should they be relied upon as representing management’s views as of any subsequent date. These statements may include words such as “expect,” “estimate,” “project,” “anticipate,” “appear,” “believe,” “could,” “should,” “may,” “likely,” “intend,” “probability,” “risk,” “target,” “objective,” “plans,” “potential,” and similar expressions, although not all forward-looking statements contain such language. Forward-looking statements are statements with respect to AVX Corporation’s, AVX Limited’s or TT Electronics’ beliefs, plans, expectations, objectives, goals, anticipations, assumptions, estimates, intentions and future performance and are subject to significant known and unknown risks and uncertainties, which could cause actual results to differ materially from the results discussed in the forward-looking statements. For example, statements about the proposed acquisition involving AVX Limited and TT Electronics, including future financial and operating results, plans, objectives, expectations and intentions, the expected timing of completion of the acquisition and other statements are not historical facts. Among the key factors that could cause actual results to differ materially from those indicated by such forward-looking statements are the following: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that a regulatory approval that may be required for the proposed acquisition is not obtained or is obtained subject to conditions that are not anticipated; (iii) the risk that a condition to the completion of the acquisition may not be satisfied; (iv) the timing to consummate the proposed acquisition; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; and (viii) the diversion of management time on acquisition-related issues.

Additional information concerning AVX Corporation and its business, including additional factors that could materially affect its financial results, is included in AVX Corporation’s Annual Report on Form 10-K for the year ended March 31, 2017 under “Business” and Item 1A. “Risk Factors,” and in its other filings with the Securities and Exchange Commission (the “SEC”). Except as required by law, each of AVX Corporation, AVX Limited and TT Electronics disclaims any obligation to update any factors or to announce publicly the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 19, 2017

AVX CORPORATION

By:	/s/ Kurt P. Cummings

Name:	Kurt P. Cummings
Title:	Executive Vice President,
Chief Financial Officer
and Treasurer